Revolving Credit Agreement	12 Months Ended
Dec. 31, 2024
Revolving Credit Agreement [Abstract]
REVOLVING CREDIT AGREEMENT

NOTE 14 – REVOLVING CREDIT AGREEMENT

On September 6, 2024, Webull Financial LLC, our U.S. broker dealer subsidiary (“Webull Financial”), as borrower, and Webull Corporation, as guarantor, entered into a revolving credit agreement with a national bank (the “Revolving Loan”). The Revolving Loan provides for loans up to an aggregate principal amount of $75,000,000. The Revolving Loan’s outstanding principal is prepayable in whole or in part and any outstanding principal matures on September 5, 2025.

The Revolving Loan requires monthly interest payments made in arrears. The interest payments are calculated using a daily rate that is based on the greater of (i) the secured overnight financing rate as administered by the Federal Reserve Bank of New York for such day plus 0.11448%, (ii) the Federal Funds Rate for such day, and (iii) 0.25% plus 2.5% per annum, which was 6.94% as of December 31, 2024. We also are required to pay a quarterly commitment fee at a rate of 0.50% per annum on the average daily unused portion of available credit. During the year ended December 31, 2024, we incurred a total of $122,778 in commitment fees, which were recorded as interest expense. As of December 31, 2024, we had no outstanding principal balance under the Revolving Loan.

The Revolving Loan contains financial covenants. Webull Financial shall at all times maintain (i) a tangible net worth of not less than $110,000,000, (ii) excess net capital of not less than $75,000,000, and (iii) a total assets to total regulatory capital ratio of not more than 8.0 to 1.0. As of December 31, 2024, Webull Financial was in compliance with the Revolving Loan’s financial covenants.